UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2019 (December 17, 2019)

SEEDO CORP.

(Exact name of registrant as specified in its charter)

Delaware	333-208814	47-2847446
(State of incorporation)	(Commission File Number)	(IRS Employer No.)

HaCarmel 2

Yokneam, Israel 20692

(Address of principal executive offices and Zip Code)

+972 546 642 228

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	SEDO	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On December 10, 2019, Mr. Zohar Levy, on behalf of Eroll Grow Tech Ltd., a wholly owned subsidiary of the registrant, incorporated in Israel (“Eroll”), filed a petition (the “Petition”) for a debt settlement in the Nazareth District Court (the “Court”), in accordance with Section 321 of Chapter A of Part G of the Israeli Insolvency and Economic Rehabilitation Law, seeking a debt settlement and a suspension of proceedings in order to protect Eroll’s creditors from economic damages and other future damages and to allow Eroll to maintain its business while seeking a proposal of an acquisition of Eroll and/or its activities and assets.

On December 11, 2019, Eroll received an offer to acquire Eroll and/or its assets and business from a potential buyer (the “Potential Buyer” and the “Acquisition Offer” respectively). As part of the Acquisition Offer, the Potential Buyer agreed to provide a bridge loan in the amount of $400,000 (the “Bridge Loan”) to be repaid within 20 days, which the Eroll will use for payroll, payment of debt to a certain Chinese manufacturer, and certain other enumerated urgent payments necessary to keep Eroll’s assets active.

To ensure the repayment of the loan within 20 days, if the Acquisition Offer is not approved and the loan is not repaid on time, the Potential Buyer will receive the rights to all of the products in inventory and productions at the Chinese manufacture and Eroll’s warehouse. Additionally, the Potential Buyer will receive an irrevocable power of attorney and authorization of Eroll to act directly with the Chinese manufacture.

On December 17, 2019, the Court approved Erolls’ entering into the Acquisition Offer, on condition that the Bridge Loan will be repaid by purchasing all of Eroll’s inventory in China, the United States, Canada and the Netherlands, and subject to the Court’s approval of any transfer of Eroll’s inventory. Additionally, the Court issued an order of suspension and stay of all legal proceedings against Eroll.

On December 19, 2019, the Court appointed a debt settlement manager, who will have the authority to determine if an alternative settlement is appropriate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEEDO CORP.

Date: December 26, 2019	By:	/s/ Zohar Levy
	Name: Title:	Zohar Levy Director, Chief Executive Officer

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